                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission only (as permitted by
        Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to SECTION 240.14a-11(c) or
        SECTION 240.14a-12

                           U.S. PHYSICAL THERAPY, INC.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER
                              THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                          U.S. PHYSICAL THERAPY, INC.

                 NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

DATE:   Tuesday, May 25, 2004
TIME:   9:00 a.m. (CDT)
PLACE:  1300 West Sam Houston Parkway South, Suite 300, Houston,
        Texas 77042

MATTERS TO BE VOTED ON:

     1. To elect eight directors for a one-year term,

     2. To consider and vote upon the Company's 2003 Stock Incentive Plan which would allow the Company to issue up to 900,000 shares of the Company's common stock in equity-based compensation awards; and

     3. To consider any other matters that may properly come before the meeting or any adjournments.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR AND THE ADOPTION OF THE COMPANY'S 2003 STOCK INCENTIVE PLAN.

     Your Board of Directors has set March 29, 2004, as the record date for the Annual Meeting. Only holders of common stock of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, for a period of ten days prior to the Annual Meeting.

     You are cordially invited to join us at the Annual Meeting. However, to insure your representation at the Annual Meeting, we request that you return your signed proxy card at your earliest convenience, whether or not you plan to attend the Annual Meeting. Your proxy will be returned to you if you are present at the Annual Meeting and request us to return your proxy card.

                                          By Order of the Board of Directors,

                                          /s/ Roy W. Spradlin

                                          ROY W. SPRADLIN
                                          Chairman, President and Chief
                                          Executive Officer

Houston, Texas
April 7, 2004

                          U.S. PHYSICAL THERAPY, INC.
                 1300 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 300
                              HOUSTON, TEXAS 77042
                                 (713) 297-7000

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 2004

                             ---------------------

ANNUAL MEETING:

DATE:   Tuesday, May 25, 2004
TIME:   9:00 a.m. (CDT)
PLACE:  1300 West Sam Houston Parkway South, Suite 300, Houston,
        Texas 77042

AGENDA:

     Two proposals, numbered as Items 1 and 2 on the proxy card, for the election of our eight nominees for directors and adoption of the Company's 2003 Stock Incentive Plan which would permit the Company to issue up to 900,000 shares of the Company's common stock in equity-based compensation awards, respectively.

WHO CAN VOTE:

     All holders of record of our common stock at the close of business on March 29, 2004, are entitled to vote at the Annual Meeting. Holders of our common stock are entitled to one vote per share.

PROXIES SOLICITED BY:

     Your vote and proxy are being solicited by our Board of Directors for use at the Annual Meeting. This Proxy Statement and the enclosed proxy card are being mailed on behalf of our Board of Directors on or about April 7, 2004 to all of our stockholders of record as of the close of business on March 29, 2004.

     Your presence at the Annual Meeting will not automatically revoke your proxy. You may, however, revoke your proxy at any time prior to its exercise by delivering to us another proxy bearing a later date, by attending the Annual Meeting and voting in person, or by filing a written notice of revocation with Christina Osburn, our Corporate Secretary, at our principal executive offices, 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042. If you receive multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted.

PROXIES:

     PROPERLY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF OUR EIGHT NOMINEES AS DIRECTORS AND FOR THE ADOPTION OF THE COMPANY'S 2003 STOCK INCENTIVE PLAN. If you "withhold" your vote for any of the nominees or the adoption of the 2003 Incentive Plan, this will be counted as a vote AGAINST that nominee or the plan. If any other matters are properly brought before the Annual Meeting and you grant the discretion to vote on other matters, the persons named in the proxy will vote your shares as directed by a majority of the Board of Directors.

QUORUM:

     Only shares of our common stock can be voted, with each share entitling its owner to one vote on all matters. There is no cumulative voting in the election of directors. The close of business on March 29, 2004 was fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting. The number of shares of our common stock outstanding on that date was 12,442,517. The presence, in person or by proxy, of at least a majority of the shares is necessary to constitute a quorum at our Annual Meeting. Abstentions will be treated as present for determining a quorum at the Annual Meeting. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose. Directors are elected by a plurality of the votes cast at the Annual Meeting. A majority of the shares present, in person or by proxy, and entitled to vote at our Annual Meeting must be voted in favor of the 2003 Stock Incentive Plan in order for that plan to be approved.

COST OF PROXY SOLICITATION:

     We will bear the cost of soliciting proxies. Some of our directors, officers and regular employees may solicit proxies personally or by telephone. Proxy materials will also be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

QUESTIONS AND ADDITIONAL INFORMATION:

     You may call our President, Roy Spradlin, our Chief Financial Officer, Larry McAfee, or email us at investorrelations@usph.com if you have any questions. A copy of our Annual Report for the year ended December 31, 2003 accompanies this Proxy Statement. WE HAVE FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 (THE "FORM 10-K") WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). YOU MAY OBTAIN A COPY OF THE FORM 10-K BY DOWNLOADING IT FROM OUR WEBSITE AT WWW.USPH.COM, BY WRITING TO U.S. PHYSICAL THERAPY, INC., 1300 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 300, HOUSTON, TEXAS 77042, ATTENTION: CHRISTINA OSBURN, CORPORATE SECRETARY OR BY EMAILING US AT INVESTORRELATIONS@USPH.COM.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

ITEM 1:  ELECTION OF DIRECTORS

     Eight directors will be elected at the Annual Meeting for one-year terms. Eight of the nominees are standing for re-election. Our new director, Jerald L. Pullins, was recommended to the Board of Directors by a non-management director. The board of directors has determined that all of the nominees other than Roy W. Spradlin and Mark J. Brookner, who are officers of the Company, are independent under the Nasdaq Stock Market rules. The nominees for director are:

                                            DIRECTOR
NOMINEES:                          AGE(A)    SINCE             POSITION(S) HELD
---------                          ------   --------           ----------------
Roy W. Spradlin..................    55       1994     Chairman of the Board, President
                                                       and Chief Executive Officer
Mark J. Brookner.................    59       1990     Vice Chairman of the Board
Daniel C. Arnold.................    74       1992     Director
Bruce D. Broussard...............    41       1999     Director
James B. Hoover..................    49       1993     Director
Marlin W. Johnston...............    72       1992     Director
Albert L. Rosen..................    80       1992     Director
Jerald L. Pullins................    62       2003     Director

     The persons named on the proxy card will vote FOR all of the nominees for director listed above unless you withhold authority to vote for one or more of the nominees. Nominees are elected by a plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors.

     All of our nominees have consented to serve as directors. Our Board has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to serve, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote FOR the election of the substitute nominee.

DIRECTOR BIOGRAPHIES:

     ROY W. SPRADLIN has served as our Chairman of the Board since May 2001 and has been President since May 1994. Beginning in May 1994 Mr. Spradlin was elected our Chief Operating Officer; in August 1995 he was named our Chief Executive Officer.

     MARK J. BROOKNER has served as our Vice Chairman of the Board since August 1998. Mr. Brookner served as our Chief Financial Officer from April 1992 to August 1998 and as Secretary and Treasurer during portions of that period.

     DANIEL C. ARNOLD is a private investor engaged primarily in managing his personal investments. During the past five years, he had served on the Board of Directors of both Parkway Properties, Inc., a real estate investment trust; and Belco Oil & Gas Corp., an oil and gas exploration and production company. He has also served as Chairman of the Board of Trustees of Baylor College of Medicine.

     BRUCE D. BROUSSARD has been the Chief Financial Officer of U.S. Oncology, Inc., a cancer-care services company since August 2000. From December 1997 to August 2000, Mr. Broussard was the Chief Executive Officer of HarborDental Properties, a dental development company specializing in free-standing upscale dedicated dental buildings. Mr. Broussard served as the Chief Financial Officer for Regency Health Services, Inc., a national chain of nursing homes and provider of long-term health services, from 1996 to 1997 and as a Director and Chief Financial Officer for Sun Health Care Group, a health care provider, from 1993 to 1996.

     JAMES B. HOOVER is the founding managing member of Dauphin Capital Partners, a health care venture capital firm established in 1998. Prior to 1998 for six years he served as a General Partner of Welsh, Carson, Anderson & Stowe, a management buyout firm focused on the acquisition of health care and information services companies. Mr. Hoover presently serves on the Board of Directors of Quovadx, Inc., a global platform software and vertical solutions company, and five privately held health care companies.

     MARLIN W. JOHNSTON has been a management consultant with Tonn & Associates, a management consulting firm, since September 1993. During 1992 and 1993, Mr. Johnston served as a management consultant to the Texas Department of Health and the Texas Department of Protective and Regulatory Services.

     ALBERT L. ROSEN manages his personal investments and retired as President and General Manager of the San Francisco Giants, a major league baseball team, in December 1992.

     JERALD L. PULLINS is President and Chief Executive Officer of Voyager HealthCare, Inc a private enterprise involved in the acquisition, development and operation of hospice and palliative care facilities. From August 1991 he was employed by Service Corporation International in various capacities including:
President and Chief Operating Officer (1998-2002), Executive Vice President-International Operations (1996-1998), and Senior Vice President-Corporate Development (1991-1996). Prior to 1991, for seven years he served as President and CEO of The Sentinel Group, Inc., a private company which owned and operated funeral, cemetery, insurance and related businesses.

ATTENDANCE AT BOARD MEETINGS AND BOARD COMMITTEES

     The Board of Directors conducts its business through the meetings of its Board and through activities of certain committees. All committees act for the Company. The Board of Directors has determined that all of the directors, except Messrs. Spradlin and Brookner, are "independent", as that term is currently used in the Nasdaq Rules. Accordingly, the Board of Directors is comprised of a majority of independent directors as required by the Nasdaq Rules.

     During 2003 the Board of Directors met eight times, the Audit Committee met twelve times, the Compensation Committee met five times and the Corporate Compliance Committee met four times. All of the directors attended at least 75% of the meetings of the Board of Directors and each Committee on which he served.

     The Board has standing nominating, corporate compliance, compensation and audit committees. The Nominating Committee was formed in February 2004. These committees are constituted as follows:

  NOMINATING COMMITTEE

     The Nominating Committee consists of Messrs. Daniel C. Arnold, Bruce D. Broussard, James B. Hoover, Marlin W. Johnston, Albert L. Rosen and Jerald L. Pullins, all of whom are independent directors (as the term independent is defined by Nasdaq Rules). The function of the Nominating Committee is to select, screen and recommend to the Board nominees for election as directors, including any nominees proposed by shareholders who have complied with the procedures described below. The Nominating Committee also has ongoing responsibility for Board performance, ensuring individual Board members' continuing commitment to the Board and the Company's goals and objectives. Additional functions include regularly assessing the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, shareholders, or other persons. The Nominating Committee has not paid fees to any third party to identify, evaluate, or to assist in identifying or evaluating, potential nominees, but is not prohibited from doing so, should it be determined necessary in the future. The Nominating Committee is required to meet twice a year. The Nominating Committee operates under a written charter, a copy of which is available on the Company's website www.usph.com.

     Nomination Criteria. In its consideration of Board candidates, the Nominating Committee considers the following criteria: the candidate's general understanding of health care sector, marketing, finance and other disciplines relevant to the success of a large publicly-traded company; strategic business contacts and regard or reputation in the community, business and civic affairs; financial, regulatory and business experience; integrity, honesty and reputation; age, diversity, size of the Board of Directors and regulatory obligations. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the independence standards set forth in the applicable SEC rules and regulations and the Nasdaq Rules. In the case of new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Nominating Committee determines whether the candidate meets the independence standards set forth in the SEC rules and regulations and the Nasdaq Rules, and the level of the candidate's financial expertise. Candidates are first interviewed by the Nominating Committee, and if approved by the Nominating Committee, then they are interviewed by all other members of the Board. The full Board approves the final nomination(s) based on recommendations from the Nominating Committee. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

     Shareholder Nomination Procedures. The Nominating Committee will consider director candidates recommended by the shareholders. Generally, in order for a shareholder of the Company to make a nomination, he or she must give written notice to the Company's Secretary so that it is received at least

120 calendar days prior to the first anniversary of the date the Company's proxy statement is sent to the shareholders in connection with the previous year's annual meeting of shareholders. If no annual meeting of shareholders was held in the previous year (or if the date of the annual meeting of shareholders was changed by more than 30 calendar days from the date of the previous year's annual meeting), the notice must be received by the Company at least 150 calendar days prior to the date of the previous year's annual meeting. The shareholder's notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the number of shares of our Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of directors (including the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serve as a director if elected). The shareholder's notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the number of shares of our Common Stock which are beneficially owned by such shareholder.

     If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the meeting and that such nominee shall not be eligible for election as a director of the Company. The Nominating Committee will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

  CORPORATE COMPLIANCE COMMITTEE

     The Corporate Compliance Committee members are Messrs. Johnston (chairman), Pullins, Brookner and Broussard. The Corporate Compliance Committee reviews and assesses the activities and findings of internal audits, reviews reports of material noncompliance and reviews and approves corrective actions proposed by management and reports to the Board of Directors the effectiveness of our compliance program.

  COMPENSATION COMMITTEE

     The current members of the Compensation Committee are Messrs. Arnold (Chair), Hoover and Rosen, all of whom are independent directors (as the term independent is defined by the Nasdaq Rules). The primary function of the Compensation Committee is to recommend to our Board the compensation to be paid to the directors and our executive officers, including under our executive compensation plans.

  AUDIT COMMITTEE

     The Audit Committee currently consists of Messrs. Johnston (Chair), Pullins and Broussard. The Board of Directors has determined that Mr. Broussard is an "audit committee financial expert." As more fully described in the Audit Committee Charter attached to this proxy statement as Appendix A, the Audit Committee is responsible for, among other things:

     - overseeing our accounting and financial reporting processes, including the quarterly reviews and annual audits of our financial statements by the independent auditors;

     - the appointment, independence, compensation, retention and oversight of the work of the independent auditors;

     - pre-approving audit and permitted non-audit services, and related fees and terms of engagement, provided by the independent auditors; and

     - reviewing with management and independent auditors issues relating to disclosure controls and procedures and internal control over financial reporting.

     The Board has adopted a written Audit Committee Charter, as amended, requiring the Audit Committee to consist of at least three members of the Board. Each member of the Audit Committee is an "independent director" as that term is defined by Nasdaq Stock Market Rule 4200(a)(15).

CODES OF CONDUCT

     The Board has approved and the Company has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees of the Company. This Code is available on the Company's website, www.usph.com. The Board, or a committee of independent members, is responsible for reviewing and approving or rejecting all requested waivers to the Code, as such waivers may apply to the Company's executive officers or directors. Any waivers of the code for directors and executive officers will be disclosed in a Form 8-K filed with the SEC, which will be available on the SEC's website at www.sec.gov.

     The Board has approved and the Company has adopted an additional Code of Ethics, applicable to its Chief Executive Officer and all senior financial officers, relating to dealings with the Company's auditors and the preparation of the Company's financial statements and other disclosures made to the public under SEC rules and regulations. This Code is available on the Company's website, www.usph.com. The Board, or a committee of independent members, is responsible for reviewing and approving or rejecting all requested waiver to the Code, as such waivers may apply to the Company's executive officers or directors. Any waivers will be disclosed on the Company's website.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETING.

     The Board of Directors maintains an informal process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to Christina Osburn, our Corporate Secretary, at our principal executive offices, 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

     Although the Company does not have a formal policy requiring them to do so, all of the members of the Board of Directors are encouraged to attend the annual meeting of shareholders. At the 2003 annual meeting, all of the directors of the Company were in attendance.

COMPENSATION OF DIRECTORS

     Each of our independent directors receives $6,000 per quarter for serving as a member of the Board of Directors. Non-employee directors are paid $1,000 for each committee meeting attended in person and $500 for each meeting attended telephonically. They are also reimbursed for their out-of-pocket travel and related expenses incurred in attending Board and committee meetings. Directors who are also our employees or consultants are not compensated separately for serving on the Board. In August 2003, the six directors, Daniel C. Arnold, Bruce
D. Broussard, Jerald L. Pullins, James B. Hoover, Marlin W. Johnston and Albert
L. Rosen, each received ten-year non-qualified equity-based compensation grants to purchase 10,000 shares of our common stock. The exercise price of these equity awards, which will be granted under our proposed 2003 Stock Incentive Plan, is $15.00 per share, the fair market value of our stock on the date of the grant. The stock options granted to directors become exercisable in full one year from the date of grant, unless acceleration of vesting occurs upon a change of control. All options issued under the proposed 2003 Stock Incentive Plan expire thirty days after the termination of the recipient's position with us.

     Mark J. Brookner received $50,000 in compensation and benefits for serving as a consultant and as Vice Chairman of the Board in 2003. Mr. Brookner's consulting arrangement is described below in the section entitled "Employment and Consulting Agreements."

                                STOCK OWNERSHIP

            STOCK OWNED BY DIRECTORS, DIRECTOR NOMINEES AND OFFICERS

     The following table shows the number and percentage of shares of common stock beneficially owned by our directors and executive officers as of March 29, 2004. Each person has sole voting and investment power for the shares shown below unless otherwise noted.

                                                    NUMBER                   PERCENT OF
NAME OF                                            OF SHARES    RIGHT TO    COMMON STOCK
BENEFICIAL OWNER                                   OWNED(1)    ACQUIRE(2)   OUTSTANDING
----------------                                   ---------   ----------   ------------
Roy W. Spradlin..................................    493,750    493,750         3.8%
  Chairman of the Board,
  President and Chief Executive Officer
Mark J. Brookner.................................     98,750          0           *
  Vice Chairman of the Board
Daniel C. Arnold.................................     74,835     74,835           *
  Director
Bruce D. Broussard...............................     10,835     10,835           *
  Director
James B. Hoover..................................    183,085    104,835         1.5%
  Director
Marlin W. Johnston...............................     25,833     10,833           *
  Director
Albert L. Rosen..................................    106,335(3)   38,835          *
  Director
Jerald L. Pullins................................     30,000     30,000           *
  Director
Lawrance W. McAfee...............................          0          0         n/a
  Chief Financial Officer
Christopher J. Reading...........................          0          0         n/a
  Chief Operating Officer
                                                   ---------    -------         ---
All directors and Executive officers as a group
  (10 persons)...................................  1,023,423    763,923         7.8%
                                                   =========    =======         ===

---------------

 *  Less than 1%

(1) Includes shares subject to outstanding options that are currently exercisable or exercisable through May 28, 2004.

(2) Number of shares of common stock (of the total beneficially owned) that can be acquired through stock options exercisable through May 28, 2004.

(3) Includes 67,500 shares of our common stock held by the Rosen Family Trust. Mr. Rosen serves as a trustee for the Rosen Family Trust.

                  STOCK HELD BY PRINCIPAL "BENEFICIAL HOLDERS"

     The table shows the ownership of our shares of common stock by persons known to us to be beneficially own more than 5% of our common stock. The information is based on the most recent statements filed on Schedule 13D or 13G with the SEC, submitted to us by those persons, or on other information available to us.

                                                              AMOUNT AND
                                                              NATURE OF     PERCENT OF
NAME AND ADDRESS                                              BENEFICIAL   COMMON STOCK
OF BENEFICIAL OWNER                                           OWNERSHIP    OUTSTANDING
-------------------                                           ----------   ------------
J. Livingston Kosberg.......................................    791,240(1)      6.4%
  3040 Post Oak Blvd., Suite 700
  Houston, TX 77056
Cannell Capital, LLC........................................  1,400,000(2)     11.2%
  150 California Street, Fifth Floor
  San Francisco, CA 94111
Royce & Associates, LLC.....................................    615,400(3)      5.0%
  1414 Avenue of the Americas
  New York, NY 10019
FleetBoston Financial Corporation...........................    674,000(4)      5.4%
  100 Federal Street
  Boston, MA 02110
RS Investments Management Co., LLC..........................    908,500(5)      7.3%
  388 Market Street, Suite 200
  San Francisco, CA 94111
Lotsoff Capital Management..................................    820,111(6)      6.6%
  20 North Clark Street, 34th Floor
  Chicago, IL 60602
Wasatch Advisors, Inc. .....................................    942,835(7)      7.6%
  150 Social Hall Avenue, 4th Floor
  Salt Lake City, UT 84111
William Harris Investors, Inc. .............................    836,000(8)      6.7%
  2 North LaSalle Street, Suite 400
  Chicago, IL 60602

---------------

(1) The reported share amount includes 651,240 shares held by the Livingston Kosberg Trust, 60,000 shares held by the Kosberg Foundation Charitable Trust, 50,000 shares held by the Lewis Wilkenfeld Trust and 30,000 shares held individually in Mr. Kosberg's name. Mr. Kosberg is the trustee and the income beneficiary of the Livingston Kosberg Trust and the trustee of the Kosberg Foundation Charitable Trust and the Lewis Wilkenfeld Trust. The reported share amount excludes 2,340 shares held by Mr. Kosberg's wife for which Mr. Kosberg disclaims beneficial ownership.

(2) Cannell Capital, LLC has shared voting and shared dispositive power over the entire number of the shares; J. Carlo Cannell has shared voting and shared dispositive power over the entire number of shares; The Anegada Fund Limited has shared voting and dispositive power of 344,365 shares; Tonga Partners, L.P. has sole voting and sole dispositive power of 517,951 shares; Pleiades Investment Partners, L.P. has shared voting and shared dispositive power of 69,187 shares; The Cuttyhunk Fund Limited has shared voting and shared dispositive power of 342,600 shares; GS Cannell Portfolio, LLC has shared voting and shared dispositive power of 125,897 shares. Mr. Cannell is the managing member of Cannell Capital, LLC and is the investment advisor of each of the other named entities.

(3) Royce & Associates, LLC has sole voting and dispositive power over the entire number of shares.

(4) FleetBoston Financial Corporation has shared dispositive power of 2,300 shares, sole dispositive power of 671,700 shares and sole voting power of 558,700 shares.

(5) RS Investments Management Co., LLC has shared voting and dispositive power over the entire number of shares. RS Investment Management, L.P., has shared voting and dispositive power over 589,200 shares.

(6) Lotsoff Capital Management has shared voting power of 569,067 shares and sole dispositive power of 251,044 shares.

(7) Wasatch Advisors has sole voting and sole dispositive power over the entire number of shares.

(8) William Harris Investor, Inc. has sole voting and dispositive power over the entire number of shares.

                               EXECUTIVE OFFICERS

     Information about Mr. Spradlin, our Chief Executive Officer, and Mark J. Brookner, our Vice Chairman, is included under "Election of Directors." Information about our other executive officers is shown below.

     LAWRANCE W. MCAFEE, 49, has served as Chief Financial Officer since joining the Company in September 2003. Mr. McAfee's prior experience includes having served as Chief Financial Officer of three public companies and President of two private companies. From September 2002 to April 2003 he served as President and Chief Financial Officer of SAT Corporation, a software company. From September 1999 until March 2002, Mr. McAfee was Chief Financial Officer and later President of CheMatch, an on-line chemicals exchange. From 1992 to 1999 he was Chief Financial Officer of ITEQ, Inc., an engineered products and services business.

     CHRISTOPHER J. READING, 40, has served as Chief Operating Officer since joining the Company in October 2003. From 1990 to 2003, Mr. Reading served in various executive and management positions with HealthSouth Corporation. Most recently, he was Senior Vice President of operations where he was responsible for over 200 facilities located in 10 states. Mr. Reading is a licensed physical therapist.

EXECUTIVE COMPENSATION

     The following table shows the compensation we paid during 2003, 2002 and 2001 to Messrs. Spradlin, McAfee, Reading, Mullin and Brookner (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                         AWARDS(1)
                                                          ANNUAL COMPENSATION           ------------
                                                   ----------------------------------    SECURITIES
                                          FISCAL                         OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION(S)             YEAR     SALARY     BONUS     COMPENSATION    OPTIONS(2)
------------------------------            ------   --------   --------   ------------   ------------
Roy W. Spradlin.........................   2003    $325,000   $      0     $     0         50,000
  Chairman, President and                  2002     250,000          0           0         50,000
  Chief Executive Officer                  2001     250,000    125,000           0        112,500
Lawrance W. McAfee(3)...................   2003    $100,000   $ 12,500     $     0         50,000
  Chief Financial Officer
Christopher J. Reading(4)...............   2003    $ 41,667   $      0     $28,945         50,000
  Chief Operating Officer
J. Michael Mullin.......................   2003    $170,000   $      0     $     0              0
  Vice President                           2002     150,000          0           0         20,000
                                           2001     150,000     40,000           0         60,000
Mark J. Brookner........................   2003    $ 50,000   $      0     $     0              0
  Vice Chairman                            2002      65,625          0           0              0
                                           2001      75,000          0           0              0

---------------

(1) None of the above individuals holds any shares of restricted stock of U.S. Physical Therapy, Inc.

(2) Reflects shares of common stock underlying options granted, as adjusted for stock splits, under our 1992 Stock Option Plan, inducement options and other equity-based compensation grants related to the proposed 2003 Stock Incentive Plan.

(3) Reflects compensation received from September 2, 2003 to December 31, 2003.

(4) Reflects compensation received from November 3, 2003 to December 31, 2003 and payment of Mr. Reading's moving expenses during 2003.

OPTION GRANTS

     The following table contains information with respect to grants of stock options and equity-based compensation grants to the Named Executive Officers during the year ended December 31, 2003.

                       OPTION GRANTS IN 2003 FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                         POTENTIAL REALIZABLE VALUE
                             NUMBER OF                                                     AT ASSUMED ANNUAL RATES
                            SECURITIES        % OF TOTAL                                 OF STOCK PRICE APPRECIATION
                            UNDERLYING      OPTIONS GRANTED   EXERCISE OF                      FOR OPTION TERM
                          OPTIONS GRANTED    TO EMPLOYEES     BASE PRICE    EXPIRATION   ---------------------------
NAME                          (#)(A)        IN FISCAL YEAR      ($/SH)         DATE         5%($)         10%($)
----                      ---------------   ---------------   -----------   ----------   -----------   -------------
Roy W. Spradlin.........      50,000              17%           $15.000       8/19/13     $471,671      $1,195,307
Lawrance W. McAfee......      50,000              17%           $14.320      11/18/13     $450,289      $1,141,120
Christopher J.
  Reading...............      50,000              17%           $14.320      11/18/13     $450,289      $1,141,120

---------------

(a) The non-qualified stock options, which expire in ten years, were granted as inducement option grants for Messrs. McAfee and Reading and as other equity-based compensation related to the proposed 2003 Stock Incentive Plan for Mr. Spradlin and vest one-fifth on each of the first, second, third, fourth and fifth anniversaries of the date of grant, unless accelerated vesting occurs upon a change in control. Specifically, vesting will be accelerated in the event a "change in control" occurs (defined generally as the acquisition of 50% or more of our outstanding voting stock, a change in a majority of the Board of Directors or a merger, consolidation or acquisition of all or substantially all of our assets). The per share option exercise price equals the fair market value of a share of our common stock on the date of grant, as determined under the respective Inducement Option grants and other equity-based compensation award grants related to the proposed 2003 Stock Incentive Plan.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth the option exercises during fiscal year 2003 and the year-end value of all unexercised in-the-money options held by the Named Executive Officers.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                       VALUE OF SECURITIES
                                                        NUMBER OF SECURITIES         UNDERLYING UNEXERCISED
                                                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                          SHARES                      OPTIONS AT FY-END (#)(A)         AT FY-END ($)(A)(B)
                       ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                   EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ------------   ------------   -----------   -------------   -----------   -------------
Roy W. Spradlin......    100,000        $937,367       442,500        195,000      $4,672,517      $536,150
J. Michael Mullin....     78,750        $964,765        28,000        108,250           7,920       731,458
Mark J. Brookner.....     75,000        $766,075             0              0               0             0

---------------

(a) Reflects the number of shares of our common stock underlying options granted under the Executive Option Plan and the 1992 Stock Option Plan and the exercise or base price of the options, as adjusted for stock splits.

(b) Market value of underlying securities at year-end of $15.73 per share minus the exercise or base price of in-the-money options at year-end.

EMPLOYMENT AND CONSULTING AGREEMENTS

     Mr. Spradlin entered into a second amended and restated employment agreement with us on February 21, 2001. Under that agreement, Mr. Spradlin is employed as President and Chief Executive Officer for a term through February 21, 2006. Effective January 1, 2003, Mr. Spradlin's base salary is $325,000 per year. Additionally, Mr. Spradlin is eligible to receive cash bonuses payable at the discretion of the Board of Directors and, if eligible, is entitled to participate in any employee benefit plans adopted by us. Effective December 31, 2002, Mr. Spradlin's Employment Agreement was amended to add a provision that at Mr. Spradlin's request and at his cost and expense, and assuming no breach by him of his employment agreement, the Company shall make available, to the extent it is reasonably available, on commercial terms primary health insurance coverage for Mr. Spradlin and his family until the earlier of (i) the date of his 75th birthday or (ii) the date on which there are no longer any persons surviving who are entitled to such health insurance coverage.

     Mr. Spradlin's employment agreement may be terminated by us prior to the expiration of its term in the event (i) he becomes disabled for 90 consecutive days or (ii) his employment is terminated for "cause" (as defined in the agreement). If a "change in control'(as defined in the agreement) occurs, Mr. Spradlin would be entitled to receive a lump sum equal to $500,000, and the term of his employment agreement would be modified to end one year from the change in control. In the event Mr. Spradlin's employment agreement is terminated without "cause," or Mr. Spradlin resigns "for good cause" (as defined in the agreement), Mr. Spradlin would be entitled to receive a lump sum termination payment equal to his (i) base compensation for the remainder of the term of the employment agreement, (ii) the greater of (a) Mr. Spradlin's bonus paid the last fiscal year prior to termination or resignation or (b) the average of the bonuses paid over the three fiscal years prior to termination or resignation and (iii) Mr. Spradlin's accrued but unused vacation days. Under his employment agreement, in the event of his death, Mr. Spradlin's heirs or beneficiaries would become entitled to receive a payment equal to one year's annual salary. Mr. Spradlin's employment agreement further contains a covenant not to compete or solicit customers and employees during its term and for a two-year period following the termination of his employment.

     Mr. McAfee entered into an employment agreement with us on September 2, 2003. Under that agreement, Mr. McAfee is employed as Chief Financial Officer for a term through September 1, 2006. After this date, he is considered an "at will" employee. Effective September 2, 2003, Mr. McAfee's base salary is $300,000 per year with a sign-on bonus of $12,500. Additionally, as an inducement to accept employment, Mr. McAfee was granted 50,000 non-qualified stock options to purchase Company common stock. He is eligible to receive cash bonuses payable at the discretion of the Board of Directors and, if eligible, is entitled to participate in any employee benefit plans adopted by us.

     Mr. McAfee's employment agreement may be terminated by us prior to the expiration of its term in the event his employment is terminated for "cause" (as defined in the agreement). If a "change in control" occurs (as defined in the agreement) and (a) Mr. McAfee does not continue as the Chief Financial Officer of the Company after the change of control and for 6 months thereafter or (b) he is required to change work locations by more than 30 miles, then he is entitled to terminate his employment for "good reason" for a period of up to 90 days following the event giving rise to his right to terminate. In the event Mr. McAfee's employment agreement is terminated without "cause" or Mr. McAfee terminates his employment for "good reason," he would be entitled to receive a lump sum termination payment equal to his annual base compensation. If Mr. McAfee is terminated after the initial term without "cause", he is entitled to six months salary as a severance payment.

     Mr. Reading entered into an employment agreement with us on September 22, 2003. Under that agreement, Mr. Reading is employed as Chief Operating Officer for a term through November 2, 2006. After this date, he is considered an "at will" employee. Effective November 3, 2003, Mr. Reading's base salary is $250,000 per year. Additionally, as an inducement to accept employment, Mr. Reading was granted 50,000 non-qualified stock options to purchase Company common stock. He is eligible to receive cash bonuses payable in accordance with his employment agreement or at the discretion of the Board of Directors and is entitled to participate in any employee benefit plans adopted by us.

     Mr. Reading's employment agreement may be terminated by us prior to the expiration of its term in the event his employment is terminated for "cause" (as defined in the agreement) occurs. If a "change in control'(as defined in the agreement) occurs and (a) Mr. Reading does not continue as the Chief Operating Officer of the Company after the change of control and for 6 months thereafter or (b) he is required to change work locations by more than 30 miles, then he is entitled to terminate his employment for "good reason" for a period of up to 90 days following the event giving rise to his right to terminate. In the event Mr. Reading's employment agreement is terminated without "cause" or Mr. Reading terminates his employment for "good reason," he would be entitled to receive a lump sum termination payment equal to his annual base compensation. If Mr. Reading is terminated after the initial term without "cause", he is entitled to six months salary as a severance payment.

     Mr. Mullin entered into an employment agreement with us on September 2, 2003. Under that agreement, Mr. Mullin is employed as Vice President -- Special Projects for a term through September 30, 2004. After this date, his employment terminates with no severance payment due or payable. If Mr. Mullin is terminated by the Company without "cause" (as defined by the employment agreement) or resigns within 30 days after being required to accept a material diminution in title or duties and responsibilities, then the Company will continue to pay his full salary through his termination date September 30, 2004.

     Mr. Brookner entered into a five year consulting agreement effective November 15, 2002, calling for compensation at an annual rate of $50,000 per year; the agreement contains a provision that at Mr. Brookner's request and at his cost and expense, the Company shall make available, to the extent it is reasonably available, on commercial terms primary health insurance coverage for Mr. Brookner and his family until the earlier of (i) the date of his 75th birthday or (ii) the date on which there are no longer any persons surviving who are entitled to such health insurance coverage.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Board and its Compensation Committee prepared the following report on our policies with respect to the compensation of executive officers for 2003. The Board makes all decisions on the compensation of our executive officers (including stock options) based upon recommendations of the Compensation Committee.

COMPENSATION OF EXECUTIVE OFFICERS

     Our compensation policies are designed to enable us to attract, motivate and retain experienced and qualified executives. We seek to provide competitive compensation. Our policy has been to provide a significant component of an executive officer's compensation through the grant of stock options. We believe that grants of stock options to executives, as well as to employees generally, help align the interests of these officers with the interests of our stockholders.

     The following describes in more specific terms the elements of compensation of executive officers for 2003.

  BASE SALARIES

     Other than the base salary for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer which are set by an employment agreement (see "Employment and Consulting Agreements"), base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent. Base salaries for executive officers are reviewed annually by our Compensation Committee and Board based on, among other things, individual performance and responsibilities.

  INCENTIVE COMPENSATION

     Based on performance, incentive compensation opportunities are available to a wide range of our employees. We believe that incentive compensation is effective in reinforcing both the overall values of our company and our specific operating goals.

     Incentive compensation programs are designed to focus employees' attention on our key performance goals, to identify the expected levels of performance and to reward individuals who meet or exceed our expectations. The aggregate amounts available for incentive awards are determined by our overall financial performance. The actual awards paid to individual recipients are formulated by management and approved by the Compensation Committee.

  STOCK OPTION AWARDS

     Our 1992 Stock Option Plan, as amended (the "1992 Option Plan") and the Executive Stock Option Plan (the "Executive Option Plan") were approved by our Board and stockholders to align employee and outside directors' interests with stockholders' interests, to provide incentives to our key employees by encouraging their ownership of common stock and to aid us in attracting and retaining key employees, upon whose efforts our success and future growth depends. While a number of options are outstanding under the 1992 Option Plan, no future options will be granted under the plan as it expired in April 2002. During 2002 and 2003, the Company erroneously granted to directors and key employees options to purchase 308,000 shares of common stock under the 1992 Option Plan after the plan expired. Because the Company intends to honor the original terms of these equity-based compensation grants, the Company recognized compensation cost in 2003 related to these grants. The Company intends to replace the grants with options to purchase common stock under the proposed 2003 Incentive Plan, if approved. The final measurement date for determining compensation costs can not occur before the plan is approved by the shareholders. While a number of options are outstanding under the Executive Option Plan, no options were granted under the plan during 2003 or will be granted under the plan in the future.

     Options are granted at the discretion of the Compensation Committee. Individual grant sizes are determined based on organizational and individual performance. At the discretion of the Compensation Committee, and based on the recommendation of management, options may also be used as an incentive for candidates recruited to fill key positions.

     During 2003, we granted options and stock-based compensation awards covering a total of 299,675 shares of our common stock to 79 directors, officers and employees. This includes options granted under the 1999 Employee Stock Option Plan, stock-based compensation grants related to the proposed 2003 Stock Incentive Plan and options granted to individuals to induce employment. No options have been granted to the Named Executive Officers or directors under the 1999 Employee Stock Option Plan. The per share exercise price of all options granted in 2003 equaled the fair market value of a share of our common stock on the date of grant.

     Stock option grants made to executive officers in 2003 reflect significant individual performance and contributions relating to our operations and an incentive to an executive to join us.

  OTHER

     Defined Contribution Plan. The Company maintains a qualified retirement plan pursuant to Internal Revenue Code Section 401(k) (the "401(k) Plan") covering substantially all employees subject to certain minimum service requirements. The 401(k) Plan allows employees to make voluntary contributions and provides for discretionary matching contributions by the Company. The assets of the 401(k) Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. The Board, in its discretion, determines the amount of any Company contributions. We did not make any contributions during 2003.

     Life Insurance. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in the amount of one times the employee's annual salary, up to $200,000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Under his employment agreements with us (see "Employment and Consulting Agreements"), Mr. Spradlin received a salary of $325,000 in 2003, $250,000 in 2002, and $250,000 in 2001. He also received bonuses totaling $125,000 in 2001. Although Mr. Spradlin participated in our 401(k) Plan from 2001 through 2003, we did not make any matching contributions to the plan during these years. In addition to cash compensation, during 2003 and 2002, Mr. Spradlin was ascribed an equity-based compensation grant of 50,000 shares to purchase shares of our common stock related to the proposed 2003 Stock Incentive Plan and during 2001, granted 112,500 options to purchase shares of our common stock under the 1992 Option Plan.

     In determining the appropriate compensation for Mr. Spradlin, the Compensation Committee evaluates our overall performance under Mr. Spradlin's leadership, as well as his individual contributions to key strategic, financial and development objectives. The Compensation Committee does not utilize any specific quantitative factors or formulas in reviewing his performance or compensation.

COMPENSATION DEDUCTIBILITY POLICY

     Under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation."

     In general, our policy is to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with the most appropriate methods and approaches for the design and delivery of compensation to our executive officers.

                                          Respectfully submitted,

                                          Compensation Committee
                                          Daniel C. Arnold, Chairman
                                          James B. Hoover
                                          Albert L. Rosen

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers to file with the SEC initial reports of ownership of our equity securities and to file subsequent reports when there are changes in their ownership. We believe that during 2003 all Section 16(a) filing requirements applicable to our directors and officers were complied with on a timely basis.

ITEM 2:  ADOPTION OF 2003 STOCK INCENTIVE PLAN

     The Company stock option plans are the 1992 Stock Option Plan, as amended (the "1992 Option Plan"), the Executive Stock Option Plan (the "Executive Option Plan"), the 1999 Employee Stock Option Plan (the "1999 Option Plan") and the 2003 Stock Incentive Plan (the "2003 Incentive Plan"), which is subject to approval by shareholders at the May 2004 shareholder's meeting. A total of 870,708 shares of common stock (subject to adjustment for changes in capitalization) are currently reserved for issuance upon the exercise of stock options granted under the 1992 Option Plan to key employees, officers and directors of the Company or any of its affiliates. To date, a total of 870,708 options have been granted and are outstanding, 2,184,053 options have been granted and exercised and no options remain available for future grants under the 1992 Option Plan as the plan expired in April 2002. A total of 90,000 shares of Company common stock (subject to adjustment for changes in capitalization) are currently reserved for issuance upon the exercise of stock options granted under the Executive Option Plan to officers of the Company or any of its affiliates. To date, 90,000 options have been granted and are outstanding, 165,000 options have been exercised and no additional options will be granted under the Executive Option Plan. A total of 265,155 shares of common stock (subject to adjustment for changes in capitalization) are currently reserved for issuance upon the exercise of stock options granted under the 1999 Option Plan to employees of the Company or any of its affiliates. To date, 58,934 options have been granted and are outstanding, 34,845 options have been exercised and 206,221 options remain available for future grant under the 1999 Option Plan. The purposes of the 1992 Option Plan, Executive Option Plan and 1999 Option Plan are to provide an incentive for eligible individuals to remain in the employ or service of the Company or its affiliates, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to aid the Company in attracting able persons to serve the Company and its affiliates.

REQUIRED VOTE

     The approval by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to adopt the 2003 Stock Incentive Plan which allows the Company rights to issue up to 900,000 shares of the Company's common stock for equity-based compensation awards. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2003 STOCK INCENTIVE PLAN.

DESCRIPTION OF THE 2003 STOCK INCENTIVE PLAN

     The principal provisions of the 2003 Stock Incentive Plan ("2003 Incentive Plan") are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 2003 Incentive Plan. A copy of the 2003 Incentive Plan is included as Appendix B to this proxy statement.

     The 2003 Incentive Plan provides for the grant of options that are intended to qualify as non-qualified options as well as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock or Other Stock or Performance-Based Awards. The 2003 Incentive Plan is administered by the Compensation Committee, which is appointed by the Board of Directors. The Compensation Committee, with input from executive management, selects the employees, consultants and non-employee directors ("Participants") of the Company and its affiliates to whom options are granted. The approximate number of persons who would be eligible to be so selected is 50. The current members of the Compensation Committee are Messrs. Daniel C. Arnold (chairman), James B. Hoover and Albert L. Rosen.

     The Board may amend, suspend or terminate the 2003 Incentive Plan; provided, however, no amendment, suspension or termination of the 2003 Incentive Plan may (a) increase the maximum number of shares of Common Stock which may be issued under the 2003 Incentive Plan without shareholder approval; (b) extend the term of the 2003 Incentive Plan; (c) to the extent applicable, decrease the authority of the Compensation Committee in contravention of Rule 16b-3 under the 1934 Act, as amended; or (d) without the consent of the holder of an Award terminate such award or adversely affect such person's rights with respect to such award in any material respect; provided further, however, that any amendment which would constitute a "material revision" of the 2003 Incentive Plan (as that term is used in the rules of NASDAQ) or any such amendment that requires shareholder approval under the Code shall be subject to shareholder approval.

     The maximum aggregate number of shares of Common Stock (including, but not limited to, Non-Qualified Options, Incentive Options, Restricted Stock, or Other Stock-Based Awards paid out in shares of Common Stock) that may be granted or that may vest, as applicable, in any calendar year pursuant to any award held by any individual executive officer shall be 100,000 shares. The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any executive officer shall be Five Hundred Thousand Dollars ($500,000). The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Compensation Committee; provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Stock Incentive Option under Section 422 of the Code). Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the 2003 Incentive Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company.

     The following table sets forth the benefits that will be received by or allocated to each of the following persons or groups under the proposed 2003 Incentive Plan, to the extent that such benefits are determinable:

                               NEW PLAN BENEFITS

                                                                              NUMBER OF
                                                               DOLLAR       SHARES SUBJECT
NAME AND POSITION                                           VALUE ($)(1)   TO STOCK OPTIONS
-----------------                                           ------------   ----------------
Roy W. Spradlin, Chairman, President and CEO..............                     100,000
Lawrance W. McAfee, CFO...................................                          --
Christopher J. Reading, Chief Operating Officer...........                          --
Mark J. Brookner, Vice Chairman...........................                          --
J. Michael Mullin.........................................                      20,000
  Current Executive Officers as a group(2)................                     100,000
Daniel C. Arnold..........................................                      17,500
Bruce D. Broussard........................................                      17,500
James B. Hoover...........................................                      17,500
Marlin W. Johnston........................................                      17,500
Albert L. Rosen...........................................                      17,500
Jerald L. Pullins.........................................                      10,000
  Non-Executive Directors as a group......................                      97,500
Non-Executive officers and employees as a group...........                      80,500

---------------

(1) The closing price of our common stock on the Nasdaq Stock Market on April 1, 2004 was $13.90.

(2) Does not include J. Michael Mullin who is no longer an executive officer.

     Non-qualified Options. Non-qualified stock options granted under the 2003 Incentive Plan may be granted to employees, consultants or non-employee directors of the Company or a corporate subsidiary and at a per share exercise price of not less than the fair market value of a share of Company common stock on the date of grant. The exercise prices of non-qualified options granted under the 2003 Incentive Plan are determined by the Compensation Committee upon each grant (but may not be less than the par value of a share of the Company's common stock). The Compensation Committee determines which eligible individuals receive options and how many are issued. No non-qualified option may be granted more than 10 years after the effective date of the 2003 Incentive Plan. Payment for shares purchased under the 2003 Incentive Plan may be made either in cash or cash equivalents or by tendering to the Company shares of common stock owned by the person for more than six months having an aggregate fair market value equal to or less than the total option price plus cash for any difference, as determined in the discretion of the Compensation Committee. Non-qualified Option grants shall not be exercisable more than six months after the Optionee ceases Employment for any reason other than death or Disability, or more than one year after the Optionee ceases employment due to death or disability.

     Incentive Options. Incentive Options are subject to the terms above under the caption "Non-qualified Options". Additionally, Incentive Options (those intended to qualify for special tax treatment under the Code) granted under the 2003 Incentive Plan may be granted only to employees of the Company or a corporate subsidiary and at a per share exercise price of not less than 100% of the fair market value per share of Company's common stock on the date of grant. Notwithstanding any contrary provision in the 2003 Incentive Plan, to the extent that the aggregate FMV (determined as of the time the Incentive Option is granted) of the shares of Common Stock with respect to which Incentive Options are exercisable for the first time by any Optionee during any single calendar year (under the 2003 Incentive Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Option shall be treated as a Non-Qualified Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Option, but all other terms and provisions of such Option shall remain unchanged. No person may be granted an Incentive Option if, at the time of the grant, such person owns, directly or indirectly, more than 10% of the total combined voting power of the Company or of any affiliate unless the option price is at least 110% of the fair market value of the common stock on the date of grant of the option and the exercise period of such incentive option is by its terms limited to five years from the option grant date. No Incentive Option shall be exercisable more than ninety days months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one year after the Optionee ceases to be an Employee due to death or Disability.

     Purchased Stock. The Compensation Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Parent or Subsidiaries as may be selected by it, on such terms and conditions as it may establish. Each issuance of Common Stock under the 2003 Incentive Plan shall be evidenced by an agreement. The price per share of common stock to be purchased by a participant shall be determined in the sole discretion of the Compensation Committee, and may be less than, but shall not greater than the FMV Per Share at the time of purchase. Payment of the purchase price of Purchased Stock under the 2003 Incentive Plan shall be made in full in cash.

     Bonus Stock. The Compensation Committee may grant shares of Bonus Stock to Employees, Consultants or Non-Employee Directors. Bonus Stock shall be shares of Common Stock that are not subject to a restricted period.

     Stock Appreciation Rights. The Compensation Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise, the excess of the FMV per share on the date of exercise over the grant price of the Stock Appreciation Right as determined by the Compensation Committee. A Stock Appreciation Right granted in connection with an option shall entitle a participant, upon exercise, to surrender that option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to the preceding sentence. That option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an option shall be exercisable only at such time or times and only to the extent that the related option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related option is transferable. A Stock Appreciation Right granted independent of an option shall be exercisable as determined by the Compensation Committee and set forth in the Award Agreement governing the Stock Appreciation Right. The Compensation Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right as provided in the Award Agreement.

     Phantom Stock. The Compensation Committee is authorized to grant Phantom Stock Awards to Participants, which are rights to receive cash equal to the Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period. Satisfaction of a Phantom Stock Award occurs upon expiration of the deferral period specified for such Phantom Stock Award Agreement by the Compensation

Committee or, if permitted by the Compensation Committee, as elected by the Participant. In addition, Phantom Stock Awards are subject to such restrictions as the Compensation Committee may impose. These restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Compensation Committee determines in the award Agreement. Except as otherwise determined by the Compensation Committee or as set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of Employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Compensation Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards. To the extent the Committee determines that any award granted shall constitute Performance-Based Compensation for purposes of Section 162(m) of the Code, the grant or settlement of the award shall, in the Compensation Committee's discretion, be subject to the achievement of performance goals.

     Restricted Stock. Participants are eligible for grants of Restricted Stock. Restricted Stock is subject to such restrictions on transfer by the Participant and repurchase by the Company as the Compensation Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid, if any, if the Participant shall terminate employment from or services to the Company prior to the lapse of such restrictions or the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award. Unless the Award specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon termination of an Employee or Consultant or removal of a Non-Employee Director without Cause; termination, resignation or removal of an Employee, Consultant or Non-Employee Director for any reason within one year from the effective date of a Change of Control; or death or Disability of the Participant. Each certificate representing Restricted Stock awarded under the 2003 Incentive Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares.

     Performance Awards. The Compensation Committee may grant Performance Awards based on performance criteria measured over a period of not less than one year and not more than five years as determined by the Compensation Committee in its sole discretion ("Performance Period"). Each grant of a Performance Award shall be evidenced by an Agreement in such amount and terms as determined by the Compensation Committee. The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited by the 2003 Incentive Plan in the case of a Performance Award granted to an executive officer.

     Other Stock Or Performance Based Awards. The Compensation Committee is authorized to grant Other Stock or Performance-Based Awards, which shall consist of a right which is not an award described above and is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) or cash. The Compensation Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Award.

FEDERAL INCOME TAX IMPLICATIONS OF THE 2003 INCENTIVE PLAN

     The following is a brief description of the federal income tax consequences generally arising with respect to awards under the 2003 Incentive Plan.

     The grant of an option will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply). Upon exercising an option other than an Incentive Option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise.

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an Incentive Option if the participant holds the shares for the Incentive Option holding periods prior to disposition of the shares.

     With respect to awards granted under the 2003 Incentive Plan that result in the payment or issuance of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

     With respect to awards involving the issuance of shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or is not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other property. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

     Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Code Section 280G and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax by the participant. The foregoing summary of the federal income tax consequences in respect of the 2003 Incentive Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

     During 2002 and 2003, the Company erroneously granted options to purchase 278,000 shares of common stock under the 1992 Option Plan after the plan expired. Because the Company intends to honor the original terms of these equity-based compensation grants, the Company recognized compensation cost in 2003. The Company intends to replace the grants with options to purchase common stock under the proposed 2003 Incentive Plan. The final measurement date for determining compensation costs can not occur before the plan is approved by the shareholders.

     The Board of Directors adopted the Company's 2003 Incentive Plan in December 2003 when it was determined the Company's 1992 Stock Option Plan (the "1992 Option Plan") had expired in April 2002. The 2003 Incentive Plan will permit the Company to grant to Participants of the Company, incentive and non-qualified options, purchased stock, bonus stock, stock appreciation rights, phantom stock and other stock or performance-based awards. The 2003 Incentive Plan allows the Company rights to issue up to 900,000 shares of the Company's common stock for these equity-based compensation awards.

     The Board of Directors believes the 2003 Incentive Plan is necessary to promote the interest of the Company and its stockholders by encouraging employees, consultants and non-employee directors of the Company to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the 2003 Incentive Plan, the Company will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

     The following tables summarize information about the Company's stock options outstanding as of December 31, 2003.

                                 OUTSTANDING   WEIGHTED AVERAGE                                  AVAILABLE
                                   OPTIONS      EXERCISE PRICE    EXERCISABLE   EXERCISE PRICE   FOR GRANT
                                 -----------   ----------------   -----------   --------------   ---------
1992 Plan(1)...................     870,708     $ 2.81-$16.34       613,823     $ 3.00-$16.34          --
Executive Plan(2)..............      90,000     $ 4.96-$ 4.96        90,000     $ 4.96-$ 4.96          --
1999 Plan(2)...................      58,934     $ 2.81-$16.34        16,676     $ 2.81-$16.34     206,221
Inducements(2).................     155,000     $12.75-$14.75         2,000     $14.75-$14.75          --
                                  ---------     -------------       -------     -------------     -------
                                  1,174,642     $ 2.81-$16.34       722,499     $ 2.81-$16.34     206,221
                                  =========     =============       =======     =============     =======

---------------

(1) The 1992 Plan was approved by shareholders.

(2) The Executive Plan, 1999 Plan and Inducement grants were previously approved by the Board of Directors.

FIVE YEAR PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of our common stock to The Nasdaq Stock Market United States Index and The Nasdaq Stock Market Healthcare Index for the period from December 31, 1998 through December 31, 2003. The graph assumes that $100 was invested in each of our common stock and the companies listed on The Nasdaq Stock Market United States Index and The Nasdaq Stock Market Healthcare Index on December 31, 1998 and that any dividends were reinvested.

                COMPARISON OF FIVE YEARS CUMULATIVE TOTAL RETURN
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                         (FIVE YEAR PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                        12/98     12/99     12/00     12/01     12/02     12/03
--------------------------------------------------------------------------------
 U.S. Physical
  Therapy, Inc.          100        99       279       577       399       563
 The Nasdaq Stock
  Market United
  States Index           100       186       112        89        61        92
 The Nasdaq Stock
  Market Healthcare
  Index                  100        80       110       119       103       157

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our Board of Directors appointed KPMG LLP as our independent auditors beginning September 27, 1999.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting. Those representatives will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     Audit Fees. Aggregate fees for professional services rendered by KPMG LLP in connection with the audits of our financial statements and reports for the fiscal years ended December 31, 2003 and 2002 were $169,000 and $115,200, respectively.

     Audit-Related Fees. Aggregate fees for assurance and related services pertaining to our corporate office lease, certain insurance plans, an S-8 registration statement and certain employee compensation plans rendered by KPMG LLP in connection with the audits of our financial statements and reports for the fiscal years ended December 31, 2003 and 2002 were $28,300 and $3,850, respectively.

     Tax Fees. During 2002 and 2003, no fees for professional taxes services were paid to KPMG LLP.

     All Other Fees. In addition to the fees described above, fees attendance at our 2002 annual shareholders meeting held in New York, New York and certain compensation consultation by KPMG LLP for the fiscal year ended December 31, 2002, were $6,500. No additional services were rendered for the fiscal year ended December 31, 2003.

     The Audit Committee is authorized to delegate to one or more of its members the authority to pre-approve any audit and permitted non-audit services provided by the independent auditors, and related fees and other terms of engagement on these matters, provided that each pre-approval decision is presented to the full audit committee at its next scheduled meeting. In 2002 and 2003, 100% of the audit-related services were pre-approved pursuant to these pre-approval procedures. In 2004 and beyond, tax services will be pre-approved by the Audit Committee in accordance with the Audit Committee charter.

REPORT OF THE AUDIT COMMITTEE

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report does not constitute "soliciting materials" and should not be deemed filed with or incorporated by reference into any other Company filings with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or subject to the liabilities of
Section 18 of the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

     The Board of Directors has appointed an Audit Committee consisting of Messrs. Johnston, Broussard and Pullins, all of whom are financially literate and independent (as those terms are defined by Nasdaq Rules and SEC Rule 10A-3(c)). The Board of Directors has determined Mr. Broussard to be the "audit committee financial expert" (as that term is defined in pertinent regulations).

     Under the Sarbanes-Oxley Act, the Audit Committee is directly responsible for the selection, appointment, retention, compensation and oversight of the Company's independent accountants, including the pre-approval of both audit and non-audit services (including fees and other terms), and the resolution of disagreements between management and the auditors regarding financial reporting, accounting, internal controls, auditing or other matters.

     In carrying out its role, the Audit Committee (i) makes such examinations as are necessary to monitor the Company's financial reporting, its external audits and its process for compliance with laws and regulations, (ii) provides to the Board of Directors the results of its examinations and recommendation derived therefrom, (iii) proposes to the Board of Directors improvements in internal accounting controls, (iv) reviews the results and scope of the annual audit of the Company's financial statements conducted by the Company's independent accountants, (v) reviews the scope of other services provided by the Company's independent accountants, and (vi) provides to the Board of Directors such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     The Audit Committee also maintains a telephone "hotline" by which it can directly receive, on an anonymous and confidential basis, complaints regarding accounting, internal accounting controls and other auditing matters, including any concerns regarding questionable accounting, auditing or other matters that the Company's employees, and non-employees, may have. The Audit Committee has been designated as the "qualified compliance committee" under applicable SEC rules.

     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financials statements with accounting principles generally accepted in the United States of America. The Audit Committee monitors and reviews these processes, and reviews the Company's periodic reports and quarterly earning releases before they are filed with the SEC, but is not responsible for the preparation of the Company's financial statements.

     The Audit Committee is authorized to engage and determine funding for independent counsel and other advisors it determines necessary to carry out its duties.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. However, members of the Audit Committee are not employees of the Company and have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee also discussed with representatives of KPMG LLP, the Company's independent auditors for fiscal 2003, the overall scope and plans for their audit of the Company's financial statements for fiscal 2003. The Audit Committee met with KPMG LLP, with and without Company management present, to discuss whether any significant matters regarding internal controls over financial reporting had come to the auditors' attention during the conduct of the audit, and the overall quality of the Company's financial reporting.

     Beginning in fiscal 2003, the Chairman of the Audit Committee met with the Company's Chief Executive and Chief Financial Officers to discuss their review of the Company's disclosure controls and procedures and internal controls in connection with the filing of periodic reports with the SEC.

     The Audit Committee reviewed and discussed with KPMG LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's financial statements, changes in accounting policies, sensitive accounting estimates, accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America, including the matters required to be discussed by SAS 61 (Communication with Audit Committees), as amended.

     The Company has received the written disclosures and the letter from KPMG LLP required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with KPMG LLP, their independence. The Audit Committee considered, among other things, whether the services KPMG LLP provided to the Company beyond their audit of the Company's financial statements was compatible with maintaining KPMG LLP's independence. The Audit Committee also considered the amount of fees KPMG LLP received for audit and non-audit services.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

     The Audit Committee is governed by a written charter, adopted by the Board of Directors of the Company. The charter was recently updated as appropriate in light of SEC regulations and Nasdaq Rules implementing the Sarbanes-Oxley Act.

                                          Respectfully submitted,

                                          The Audit Committee
                                          Marlin W. Johnston, Chairman
                                          Bruce D. Broussard
                                          Jerald L. Pullins

             DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS TO BE
              PRESENTED AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

     Any proposal intended to be presented by any stockholder for action at the 2005 Annual Meeting of Stockholders must be received by us on or before January 25, 2005 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting. If the date of next year's annual meeting is changed by more than 30 days from May 25, 2005, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2005 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. In order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2005 Annual Meeting, such proposal must be received by the Secretary of U.S. Physical Therapy, Inc. at its principal executive offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042 by March 10, 2005. If a timely proposal is received, the Board may exercise any discretion authority granted by the proxies to be solicited on behalf of the Board in connection with the 2005 Annual Meeting of stockholders.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, our Board of Directors does not know of any other matters to be presented for action by stockholders at the 2004 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote the proxy as directed by a majority of the Board of Directors.

                                          By Order of the Board of Directors,

                                          /s/ Roy W. Spradlin

                                          ROY W. SPRADLIN
                                          Chairman, President and Chief
                                          Executive Officer

Houston, Texas
April 7, 2004

                                                                      APPENDIX A

                          U.S. PHYSICAL THERAPY, INC.

                           CHARTER OF AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                       ORIGINAL CHARTERED: JUNE 14, 2001

ORGANIZATION AND OPERATION

     The Board of Directors of U.S. Physical Therapy, Inc. (the "Company") has authorized and established an Audit Committee ("Audit Committee"), to be comprised of at least three directors who are independent of management and the Company. Members of the Audit Committee shall be considered independent if they meet the independence requirements of the National Association of Securities Dealers, Inc.'s Marketplace Rules, Section l0A of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). All Audit Committee members must be financially literate, and at least one member must have accounting or related financial management expertise. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     The members of the Audit Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Audit Committee may be removed, with or without cause, by a majority vote of the Board of Directors, at any special or regular meeting.

     If a Chair for the Audit Committee is not elected by the Board of Directors, the members of the Audit Committee shall designate a Chair by majority vote. The Chair shall preside at all sessions of the Audit Committee and set the agenda for each Audit Committee meeting. The Chairman of the Board of Directors or the Chair of the Committee may call a meeting of the Audit Committee. The Audit Committee shall cause to be made and retain complete and accurate minutes of its meetings.

     Formal action to be taken by the Audit Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Audit Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Audit Committee. Any non-management member of the Board of Directors may, at his or her option, attend a meeting of the Audit Committee but shall not be counted in determining the presence of a quorum and shall not be entitled to vote.

     In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Audit Committee.

MEETINGS

     The Audit Committee shall hold meetings as deemed necessary or desirable by the Chair of the Audit Committee. In addition to such meetings of the Audit Committee as may be required to perform the functions described under "Responsibilities and Duties" below, the Audit Committee shall meet at least four times per year on a quarterly basis. The Audit Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with Company management, the senior internal auditing executive and the Company's independent auditors to discuss any matters that the Audit Committee (or any of these persons) requests to discuss privately; while the Audit Committee is not required to provide a written report of such executive sessions, it is required to inform management of any concerns or material issues arising from such sessions.

RESPONSIBILITIES AND DUTIES

     The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to the corporate accounting and reporting practices of the Company and oversight of (1) the quality and integrity of financial reports of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence and
(4) the performance of the Company's internal audit function and independent auditors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

     In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the Company's corporate accounting and reporting practices are in accordance with all requirements and of the highest quality. The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to subcommittees the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any legal, accounting or other advisors retained by the Audit Committee.

     In carrying out these responsibilities and duties, the Audit Committee will:

        A. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

        B. Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

        C. Receive and review reports from inside and outside legal counsel, regulators and others regarding legal, regulatory and other matters that may have a material effect on the financial statements or related Company compliance policies.

        D. Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

        E. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or the public. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

        F. Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q and prior to any press release of results, to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Audit Committee by the auditors. The Chair of the Audit Committee may represent the full Audit Committee for purposes of this review.

        G. Review and discuss quarterly reports from the independent auditors on: (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (3) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        H. Review the financial statements to be contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Audit Committee by the auditors, including, specifically, any reports concerning the Company's internal controls. Review with financial management and the independent auditors their judgments about the quality, and not merely acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

        I. Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q with a view toward identifying and remedying any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

        J. Provide sufficient opportunity for the independent auditors and the internal auditor to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of audit.

        K. Discuss with the independent auditors any audit problems or difficulties and management's response. As appropriate, and at the Audit Committee's discretion, it may discuss with the national office of the independent auditors issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

        L. Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

        M. Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

        N. Obtain and review a report from the independent auditors at least annually regarding (1) the independent auditors' internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; and (3) any steps taken to deal with any such issues. Evaluate the qualifications and performance of the independent auditors, including considering whether the auditors' quality controls are adequate. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

        O. On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services, consider whether the provision of permitted non-audit services, if any, is compatible with maintaining the auditors' independence, and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

        P. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

        Q. Obtain assurances from the independent auditors that provisions of
     Section 10A(b) of the Exchange Act do not require any manner of report or remedial action.

        R. Obtain reports from management, the Company's senior internal auditing executive and the independent auditors that the Company and its subsidiaries are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

        S. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        T. Review the significant reports to management prepared by the internal auditing department and management's responses.

        U. Discuss with the independent auditors and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

        V. Prepare a report of the Audit Committee to be included in the Company's proxy statement for its annual meeting of stockholders, disclosing whether (1) the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Committee discussed with the auditors the independence of the auditors; and (3) based upon the Committee's review and discussions with management and the independent auditors, the Committee had recommended to the Board of Directors that the audited financials be included in the Company's annual report on Form 10-K.

        W. Include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter, and, if approved by the Board of Directors, post of copy of this Charter on the Company's website.

        X. Regularly submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

        Y. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, appropriate.

        Z. Obtain the full Board of Directors' approval of any amendments to this Charter and review and reassess this Charter as conditions dictate but at least annually.

        AA. Annually review the Committee's performance of its responsibilities and duties and review, reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Audit Committee considers appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                                                      APPENDIX B

                          U.S. PHYSICAL THERAPY, INC.
                           2003 STOCK INCENTIVE PLAN

                               DECEMBER 15, 2003

                          U.S. PHYSICAL THERAPY, INC.

                           2003 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                    ARTICLE I
               INTRODUCTION................................................   B-1
  1.1          Purpose.....................................................   B-1
  1.2          Shares Subject to the Plan..................................   B-1
  1.3          Administration of the Plan..................................   B-2
  1.4          Amendment and Discontinuance of the Plan....................   B-2
  1.5          Granting of Awards to Participants..........................   B-2
  1.6          Term of Plan................................................   B-2
  1.7          Leave of Absence............................................   B-2
  1.8          Definitions.................................................   B-2

                                   ARTICLE II
               NONQUALIFIED STOCK OPTIONS..................................   B-6
  2.1          Grants......................................................   B-6
  2.2          Calculation of Exercise Price...............................   B-6
  2.3          Terms and Conditions of Options.............................   B-6
  2.4          Amendment...................................................   B-8
  2.5          Acceleration of Vesting.....................................   B-8
  2.6          Other Provisions............................................   B-8

                                   ARTICLE III
               INCENTIVE OPTIONS...........................................   B-8
  3.1          Eligibility.................................................   B-9
  3.2          Exercise Price..............................................   B-9
  3.3          Dollar Limitation...........................................   B-9
  3.4          10% Stockholder.............................................   B-9
  3.5          Options Not Transferable....................................   B-9
  3.6          Reload Options..............................................   B-9
  3.7          Compliance with 422.........................................   B-9
  3.8          Limitations on Exercise.....................................   B-9

                                   ARTICLE IV
               PURCHASED STOCK.............................................   B-9
  4.1          Eligible Persons............................................   B-9
  4.2          Purchase Price..............................................   B-9
  4.3          Payment of Purchase Price...................................   B-9

                                    ARTICLE V
               BONUS STOCK.................................................  B-10

                                   ARTICLE VI
               STOCK APPRECIATION RIGHTS AND PHANTOM STOCK.................  B-10
  6.1          Stock Appreciation Rights...................................  B-10
  6.2          Phantom Stock Awards........................................  B-10


                                   ARTICLE VII
               RESTRICTED STOCK............................................  B-11
  7.1          Eligible Persons............................................  B-11
  7.2          Restricted Period and Vesting...............................  B-11

                                  ARTICLE VIII
               PERFORMANCE AWARDS..........................................  B-11
  8.1          Performance Awards..........................................  B-11
  8.2          Performance Goals...........................................  B-12

                                   ARTICLE IX
               OTHER STOCK OR PERFORMANCE BASED AWARDS.....................  B-13

                                    ARTICLE X
               CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS.................  B-13
  10.1         General.....................................................  B-13
  10.2         Stand-Alone, Additional, Tandem, and Substitute Awards......  B-13
  10.3         Term of Awards..............................................  B-13
  10.4         Form and Timing of Payment under Awards; Deferrals..........  B-14
  10.5         Vested and Unvested Awards..................................  B-14
  10.6         Requirements of Law.........................................  B-14
  10.7         Rule 16b-3 Securities Law Compliance and Compliance with
               Company Policies............................................  B-14
  10.8         Disqualification and Forfeiture.............................  B-15

                                   ARTICLE XI
               WITHHOLDING FOR TAXES.......................................  B-15

                                   ARTICLE XII
               MISCELLANEOUS...............................................  B-15
  12.1         No Rights to Awards.........................................  B-15
  12.2         No Right to Employment or Continued Services................  B-15
  12.3         Governing Law...............................................  B-15
  12.4         Severability................................................  B-15
  12.5         Shareholder Agreements......................................  B-15
  12.6         Indemnification of Committee................................  B-16
  12.7         Designation of Beneficiary by Participant...................  B-16
  12.8         Successors..................................................  B-16
  12.9         Gender, Tense and Headings..................................  B-16
  12.10        Miscellaneous...............................................  B-16
  12.11        No Guarantee of Tax Consequences............................  B-16

                                   ARTICLE I

                                  INTRODUCTION

     1.1 Purpose. The U.S. Physical Therapy, Inc. 2003 Stock Incentive Plan (the "Plan") is intended to promote the interests of U.S. Physical Therapy, Inc., a Nevada corporation, (the "Company") and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Parent and Subsidiaries (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company and its Parent and Subsidiaries will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

     1.2 Shares Subject to the Plan. The aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") that may be issued under the Plan for Awards that are granted wholly or partially or by reference to Common Stock (including Options and Incentive Options that may be exercised for or settled in Common Stock) shall not exceed 900,000; of this amount 900,000 shares of Common Stock reserved under this Plan shall be available for any one of the types of Awards available under the Plan including Non-Qualified Options, Incentive Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock or Other Stock or Performance-Based Awards. Notwithstanding the above, however, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as defined below), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced or not issued for any reason whatsoever or in the event any Award granted under the Plan can no longer under any circumstances be exercised or paid, including but not limited to, Awards that are terminated, forfeited or expired, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

     During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Award granted to a Covered Employee is not intended to comply with the performance-based exception, the following rules shall apply to grants of Awards to Covered Employees:

        (a) Subject to only the adjustment as provided in the second sentence of the first paragraph of this Section 1.2, the maximum aggregate number of shares of Common Stock (including, but not limited to, Non-Qualified Options, Incentive Options, Restricted Stock, or Other Stock-Based Awards paid out in shares of Common Stock) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Award held by any individual Covered Employee shall be 100,000 shares.

        (b) The maximum aggregate cash payout (including Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Five Hundred Thousand Dollars ($500,000).

        (c) With respect to any Option granted to a Covered Employee that is canceled or repriced, the number of shares subject to such Option shall continue to count against the maximum number of shares of Common Stock that may be the subject of Options granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

        (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

     1.3 Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

     1.4 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may (a) except as provided in Section 1.2, increase the maximum number of shares of Common Stock which may be issued under the Plan pursuant to Section 1.2 without shareholder approval; (b) extend the term of the Plan; (c) to the extent applicable, decrease the authority of the Committee in contravention of Rule 16b-3 under the 1934 Act, as amended; or (d) without the consent of the holder of an Award terminate such Award or adversely affect such person's rights with respect to such Award in any material respect; provided further, however, that any amendment which would constitute a "material revision" of the Plan (as that term is used in the rules of NASDAQ) or any such amendment that requires shareholder approval under the Code shall be subject to shareholder approval.

     1.5 Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may deem relevant.

     1.6 Term of Plan. The Plan shall be effective as of the 15th day of December, 2003 ("Effective Date") subject to subsequent approval by shareholders of the Company on or before the 14th day of November, 2004. The provisions of the Plan are applicable to all Awards granted on or after the Effective Date. If not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

     1.7 Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an "Employee" for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person's right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person's right to reemployment is guaranteed by statute or contract.

     1.8 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

        "1933 Act" means the Securities Act of 1933, as amended.

        "1934 Act" means the Securities Exchange Act of 1934, as amended.

        "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any Parent of the Company, (iii) any "subsidiary corporation" of any such Parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

        "Agreement" means the written agreement entered into between the Company and the Participant setting forth the terms and conditions pursuant to which an Award is granted under the Plan.

        "Awards" means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock or Performance-Based Awards awarded to a Participant subject to this plan and the Agreement.

        "Board" shall mean the Board of Directors of the Company.

        "Bonus Stock" is defined in Article V below.

        "Cause" for termination of any Participant who is a party to an agreement of employment with or renders services to the Company shall mean termination for "Cause" as such term is defined in such agreement, the relevant portions of which are incorporated herein by reference. If such agreement does not define "Cause" or if a Participant is not a party to such an agreement or if the Agreement does not provide otherwise, "Cause" means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or an Affiliate, as the case may be.

        "Change of Control" shall be deemed to have occurred upon any of the following events:

           (i) any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or
        (E) an underwriter temporarily holding securities pursuant to an offering of such securities (a "Person"), becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the shares of voting stock of the Company then outstanding; provided, however, that an initial public offering of Common Stock shall not constitute a Change of Control;

           (ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

           (iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets, or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company;

           (iv) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board; or

           (v) notwithstanding anything herein to the contrary, any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

        "Committee" means the compensation committee appointed by the Board to administer the Plan or, if none, the Board; provided however, that with respect to any Award granted to a Covered Employee which is intended to be Performance-Based Compensation, the Committee shall consist solely of two or more members who fulfill the "non-employee director" requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and the "outside directors" as described in Section 162(m)(4)(c)(i) of the Code and the regulations thereunder. In either case, the Committee may be the compensation committee of the Board or any subcommittee of the compensation committee of the Board, provided that the members of the Committee satisfy the requirements of the previous provisions of these paragraphs.

        "Consultant" means an independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six (6) months, or any other individual who is not an "outside director" or Employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

        "Covered Employee" means a named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation sec. 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

        "Disability" means an inability to perform the Participant's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Participant (or his guardian and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. Eligibility for the payment of disability benefits under any policy for long-term disability benefits provided to the Participant by the Company or a Parent or Subsidiary shall be deemed a disability of the Participant for the purposes of this Plan.

        "Employee" means any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

        "Employment" includes any period in which a Participant is an Employee or a paid Consultant to the Company or the Parent or a Subsidiary.

        "Fair Market Value or FMV Per Share". The Fair Market Value or FMV Per Share of the Common Stock shall be the closing price on the principal exchange or over-the-counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, for the date of the determination, or if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange for the most recent trade prior to the determination date. If shares of the Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion and shall be final and binding.

        "Incentive Option" means any option that satisfies the requirements of Code Section 422 and is granted pursuant to Article III of the Plan.

        "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

        "Non-Employee Director" means persons who are members of the Board but who are neither Employees nor Consultants of the Company or any Parent or Subsidiary.

        "Non-Qualified Option" shall mean an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

        "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.

        "Option Expiration Date" means the date determined by Committee which shall not be more than ten years after the date of grant of an Option.

        "Optionee" means a Participant who has received or will receive an Option.

        "Other Stock-Based Award" means an award granted pursuant to Article IX of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

        "Outstanding Company Common Stock" means, as of any date of determination, the then outstanding shares of Common Stock of the Company.

        "Outstanding Company Voting Securities" means, as of any date of determination, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally on the election of the Board of Directors of the Company.

        "Parent" means any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

        "Participant" means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

        "Performance Award" means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

        "Performance-Based Compensation" means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code sec. 162(m) and Treasury Regulation sec. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

        "Publicly Held Corporation" means a corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

        "Purchased Stock" means a right to purchase Common Stock granted pursuant to Article IV of the Plan.

        "Phantom Shares" means an Award of the right to receive shares of Common Stock issued at the end of a Restricted Period which is granted pursuant to
     Article VI of the Plan.

        "Reload Option" in accordance with Section 2.3(i) and at the discretion of the Committee, means an Optionee may be granted under an Agreement, replacement Options under the Plan that permit the Optionee to purchase an additional number of shares of Common Stock equal to the number of previously owned shares surrendered by the Optionee to pay for all or a portion of an Option price upon exercise of his Options. The terms and conditions of such replacement Options shall be set forth in the Incentive
     Agreement.     .

        "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

        "Restricted Stock" shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of the Plan.

        "Stock Appreciation Rights" means an Award granted pursuant to Article VI of the Plan.

        "Subsidiary" means any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

                                   ARTICLE II

                           NONQUALIFIED STOCK OPTIONS

     2.1 Grants. The Committee may grant Options to purchase the Common Stock to any Employee, Consultant or Non-Employee Director according to the terms set forth below.

     2.2 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be specified in the Agreement as determined by the Committee but shall be subject to adjustment as provided in Section 2.3(g).

     2.3  Terms and Conditions of Options.

     (a) Written Agreement. Each grant of an Option shall be evidenced by a written Agreement. Among its other provisions, each Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Optionee's Agreement and need not be uniform among all Options granted pursuant to the Plan.

     (b) Number of Shares. Each Option shall specify the number of shares of Common Stock to which it pertains.

     (c) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

     (d) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

     (e) Alternative Payment for Stock. Subject to the consent of the Committee and at the election of the Participant, payment of the exercise price or withholding may be made, in whole or in part, with shares of Common Stock with respect to which the Option is being exercised. If payment is to be made in such manner, then the Participant shall deliver to the Company a notice of exercise as to the number of shares of Common Stock to be issued to Participant as well as the number of shares of Common Stock to be retained by the Company in payment. In such case, the notice of exercise shall include (A) a statement (i) directing the Company to retain the number of shares from the exercise of the Options the Fair Market Value (as of the date of delivery of such notice) of which is equal to the portion of the exercise price and/or withholding with respect to which the Participant intends to make payment, and (ii) confirming the aggregate number of shares to be delivered to the Participant; and (B) such additional payment in cash pursuant to the provision of clause (d) or shares pursuant to the provisions of the first paragraph of this clause (c) as shall be necessary, when added to the consideration paid with shares subject to the Option, to pay the exercise price in full for all such shares. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of an exercise of an Option with previously issued stock or by retention of optioned shares under this Section, the Common Stock surrendered or retained shall include an additional number of shares whose Fair Market Value equals the amount thus required to be withheld at the applicable minimum statutory rate.

     (f) Options not Transferable. Except as provided below, no Non-qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, and it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. With respect to a specific Non-qualified Option, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities.

     (g) Adjustment of Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options granted, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, and all other interested persons.

     (h) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

     (i) Reload Options. A Non-qualified Option Agreement may, in the discretion of the Committee, include a Reload Option right which shall entitle the Participant, upon (i) the exercise of such original Non-qualified Option prior to the Participant's termination of service and (ii) payment of the appropriate exercise price in shares of Common Stock that have been owned by such Participant for at least six months prior to the date of exercise, to receive a new Non-qualified Option (the "Reload Option") to purchase, at the FMV Per Share on the date of the exercise of the original Non-qualified Option, the number of shares of Common Stock equal to the number of whole shares delivered by the Participant in payment of the exercise price of the original Non-qualified Option. Such Reload Option shall be subject to the same terms and conditions, including expiration date, and shall be exercisable at the same time or times as the original Non-qualified Option with respect to which it is granted.

     2.4 Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding Option, amend such Option. The Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

     2.5 Acceleration of Vesting. If a Participant's Agreement so specifies, any Option granted hereunder which is not otherwise vested shall, as stated in said Participant's Agreement, become 100% vested upon (i) termination of an Employee's or Consultant's Employment or removal of a Non-Employee Director without Cause; (ii) termination, removal or resignation of an Employee, Consultant or Non-Employee Director from Employment for any reason within one
(1) year from the effective date of the Change of Control; or (iii) death or Disability of the Participant.

     2.6  Other Provisions.

     (a) The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

     (b) No Option granted hereunder shall be construed as limiting any right which the Company or any Parent or Subsidiary may have to terminate at any time, with or without Cause or otherwise, the Employment of any person to whom such Option has been granted.

     (c) Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

     (d) No Option shall be exercisable more than six (6) months after the Optionee ceases Employment for any reason other than death or Disability, or more than one (1) year after the Optionee ceases Employment due to death or Disability.

                                  ARTICLE III

                               INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of
Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall NOT be subject to the terms of this Section III.

     3.1  Eligibility.  Incentive Options may only be granted to Employees.

     3.2 Exercise Price. The exercise price per Share shall not be less than one hundred percent (100%) of the FMV Per Share on the option grant date.

     3.3 Dollar Limitation. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate FMV (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Non-Qualified Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with
Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Non-Qualified Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Agreement, shall remain unchanged.

     3.4 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the FMV Per Share on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

     3.5 Options Not Transferable. No Incentive Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by such Optionee.

     3.6 Reload Options. No Reload Options shall be granted with respect to any Incentive Options.

     3.7 Compliance with 422. All Options that are intended to be Incentive Stock Options shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

     3.8 Limitations on Exercise. No Incentive Option shall be exercisable more than ninety (90) days months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

                                   ARTICLE IV

                                PURCHASED STOCK

     4.1 Eligible Persons. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Parent or Subsidiaries as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Plan shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

     4.2 Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Plan shall be determined in the sole discretion of the Committee, and may be less than, but shall not greater than the FMV Per Share at the time of purchase.

     4.3 Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash.

                                   ARTICLE V

                                  BONUS STOCK

     The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants or Non-Employee Directors. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

                                   ARTICLE VI

                  STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

     6.1 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors on the following terms and conditions.

     (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.

     (b) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6.1(a) hereof. That Option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.

     (c) Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right.

     (d) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right as provided in the Award Agreement.

     6.2 Phantom Stock Awards. The Committee is authorized to grant Phantom Stock Awards to Participants, which are rights to receive cash equal to the Fair Market Value of specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

     (a) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award Agreement by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine in the Award Agreement.

     (b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of Employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards.

     (c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VI shall constitute Performance-Based Compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee's discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.2.

                                  ARTICLE VII

                                RESTRICTED STOCK

     7.1 Eligible Persons. All Employees, Consultants and Non-Employee Directors shall, subject to the direction of the Committee, be eligible for grants of Restricted Stock.

     7.2  Restricted Period and Vesting.

     (a) The Restricted Stock shall be subject to such restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions, subject to section 7.2(b) below; or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.

     (b) Notwithstanding the foregoing, unless the Award specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon (i) termination of an Employee or Consultant or removal of a Non-Employee Director without Cause; (ii) termination, resignation or removal of an Employee, Consultant or Non-Employee Director for any reason within one (1) year from the effective date of a Change of Control; or (iii) death or Disability of the Participant.

     (c) Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the U.S. Physical Therapy, Inc. 2003 Incentive Plan and an Award Agreement entered into between the registered owner of such shares and U.S. Physical Therapy, Inc. A copy of the Plan and the Award Agreement are on file in the corporate offices of U.S. Physical Therapy, Inc.

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.1 Performance Awards. The Committee may grant Performance Awards based on performance criteria measured over a period of not less than one year and not more than five years as determined by the Committee in its sole discretion ("Performance Period"). Each grant of a Performance Award shall be evidenced by an Agreement in such amount and terms as determined by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 8.2 in the case of a Performance Award granted to a Covered Employee.

     8.2 Performance Goals. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8.2.

     (a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is "substantially uncertain" at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

     (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) increase in revenues;
(iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

     (c) Performance Period; Timing for Establishing Performance
Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period of not less than one year and not more than five years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation under Section 162(m) of the Code.

     (d) Settlement of Performance Awards; Other Terms. After the end of each Performance Period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a Performance Period. No Performance Award shall be payable unless the pre-established performance goals have been achieved. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award designed to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (e) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards and any other terms material to the Performance Award shall be made in writing in the case of any Award granted to a Participant. The Committee may not delegate any responsibility relating to such Performance Awards.

     (f) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute Performance-Based Compensation within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE IX

                    OTHER STOCK OR PERFORMANCE BASED AWARDS

     The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Parent or Subsidiaries, Other Stock or Performance-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Award. A Performance-Based Award under this Article shall meet the requirements of Article 8.

                                   ARTICLE X

                  CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

     10.1 General. Awards may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have a discretion to accelerate or waive any term or condition of an Award that is intended to qualify as Performance-Based Compensation for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Nevada General Corporation Law, no consideration other than services may be required for the grant of any Award.

     10.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Parent or Subsidiary, or any business entity to be acquired by the Company or Parent or Subsidiaries, or any other right of a Participant to receive payment from the Company or any Parent or Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Parent or Subsidiary.

     10.3 Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the

Committee; provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

     10.4 Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. In the discretion of the Committee, Awards granted pursuant to Article VI or VIII of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.4 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute any "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

     10.5 Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (i) Restricted Stock, a certificate, without the legend set forth in Section 7.2(a), for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (ii) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned, and (iii) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the person. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

     10.6 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

     10.7 Rule 16b-3 Securities Law Compliance and Compliance with Company Policies. WITH RESPECT TO INSIDERS TO THE EXTENT APPLICABLE, TRANSACTIONS UNDER THE PLAN ARE INTENDED TO COMPLY WITH ALL APPLICABLE CONDITIONS OF RULE 16B-3 UNDER THE 1934 ACT. WITH RESPECT TO ALL PARTICIPANTS, TRANSACTIONS UNDER THE PLAN ARE INTENDED TO COMPLY WITH SECURITIES REGULATION BTR AND THE COMPANY'S INSIDER TRADING POLICIES AS REVISED FROM TIME TO TIME OR SUCH OTHER SIMILAR COMPANY POLICIES, INCLUDING BUT NOT LIMITED TO, POLICIES RELATING TO BLACK OUT PERIODS. ANY AMBIGUITIES OR INCONSISTENCIES IN THE CONSTRUCTION OF AN AWARD OR THE PLAN SHALL BE INTERPRETED TO GIVE EFFECT TO SUCH INTENTION. HOWEVER, TO THE EXTENT ANY PROVISION OF THE PLAN OR AGREEMENT OR ACTION BY THE COMMITTEE FAILS TO SO COMPLY, IT SHALL BE DEEMED NULL AND VOID TO THE EXTENT PERMITTED BY LAW AND DEEMED ADVISABLE BY THE COMMITTEE IN ITS DISCRETION.

     10.8 Disqualification and Forfeiture. Notwithstanding anything herein to the contrary, any Awards hereunder shall terminate and be forfeited if the Participant fails to consent to and authorize the disclosure of the information for the determination of Disability or Cause including any information that is protected health information under the Health Insurance Portability and Accountability Act of 1996.

                                   ARTICLE XI

                             WITHHOLDING FOR TAXES

     Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

     Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

     12.2 No Right to Employment or Continued Services. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or services of the Company or any Parent or Subsidiary. Further, no grant of any Award shall be construed as limiting any right which the Company or any Parent or Subsidiary may have to terminate at any time, with or without Cause, the Employment or services of any Participant to whom such Award has been granted.

     12.3 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Nevada, without regard to any principles of conflicts of law.

     12.4 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     12.5 Shareholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders' agreement in such form as approved from time to time by the Board.

     12.6 Indemnification of Committee. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan (including such indemnification for a person's own, sole, concurrent or joint negligence or strict liability), except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     12.7 Designation of Beneficiary by Participant. EACH PARTICIPANT MAY, FROM TIME TO TIME, NAME ANY BENEFICIARY OR BENEFICIARIES (WHO MAY BE NAMED CONTINGENTLY OR SUCCESSIVELY) TO WHOM ANY BENEFIT UNDER THE PLAN IS TO BE PAID IN CASE OF HIS DEATH BEFORE HE RECEIVES ANY OR ALL OF SUCH BENEFIT. EACH SUCH DESIGNATION SHALL REVOKE ALL PRIOR DESIGNATIONS BY THE SAME PARTICIPANT, SHALL BE IN A FORM PRESCRIBED BY THE COMMITTEE, AND WILL BE EFFECTIVE ONLY WHEN FILED BY THE PARTICIPANT IN WRITING WITH THE COMMITTEE DURING THE PARTICIPANT'S LIFETIME. IN THE ABSENCE OF ANY SUCH DESIGNATION, BENEFITS REMAINING UNPAID AT THE PARTICIPANT'S DEATH SHALL BE PAID TO THE PARTICIPANT'S ESTATE.

     12.8 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     12.9 Gender, Tense and Headings. Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

     12.10  Miscellaneous.

     (a) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

     (b) The expenses of the Plan shall be borne by the Company.

     (c) By accepting any Incentive Award, each Participant and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

     12.11 No Guarantee of Tax Consequences. Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

     IN WITNESS WHEREOF, U.S. Physical Therapy, Inc. has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, subject to shareholder approval at the 2004 Annual Meeting of Shareholders.

                                          U.S. PHYSICAL THERAPY, INC.

                          U.S. PHYSICAL THERAPY, INC.
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- MAY 25, 2004
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I, the undersigned stockholder of U.S. Physical Therapy, Inc. hereby appoint Roy W. Spradlin and Lawrance W. McAfee, and each of them, with full power of substitution, as my proxies to cast all votes, as designated below, which I am entitled to cast at the 2004 Annual Meeting of Stockholders to be held on Tuesday, May 25, 2004, at 9:00 a.m. (CDT), at our offices at 1300 West Sam Houston Parkway South, Suite 300, Houston, Texas 77042, and at any adjournments, upon the following matters.

     This proxy will be voted as directed by you. PROPERLY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED, FOR ADOPTION OF THE COMPANY'S 2003 STOCK INCENTIVE PLAN AND AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

     The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before its exercise.

             (continued and to be signed and dated on reverse side)

(1) Election of eight directors for one-year terms. Nominees: Roy W. Spradlin, Mark J. Brookner, Daniel C. Arnold, Bruce D. Broussard, James B. Hoover, Marlin W. Johnston, Albert L. Rosen and Jerald L. Pullins.

[ ]  FOR all nominees listed above     [ ]  WITHHOLD AUTHORITY
     (except as marked to the               to vote for all nominees listed.
     contrary below)


[ ] WITHHOLD AUTHORITY TO VOTE      --------------------------------    --------------------------------
 FOR ANY INDIVIDUAL NOMINEES        --------------------------------    --------------------------------
 (PRINT NAME(S) IN SPACE(S)         --------------------------------    --------------------------------
PROVIDED)
 --------------------------------

(2) To approve the Company's 2003 Stock Incentive Plan which reserves for issuance 900,000 shares of the Company common stock to be granted to employees, consultants and non-employee directors of the Company.

[ ]  FOR                  [ ]  AGAINST              [ ]  ABSTAIN

--------------------------------------------------------------------------------

(3) As determined by a majority of our Board of Directors, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournments.

                                    Please date and sign exactly as name
                                    appears hereon and return in the enclosed envelope.

                                    Date: ------------------------------------

                                    -----------------------------------------
                                    Signature of Stockholder or Authorized
                                    Representative (Only one signature is
                                    required in the case of stock ownershipin
                                    the name of two or more persons.)